 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 4, 2026

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 4, 2026, The Estée Lauder Companies Inc. (the “Company”) webcast presentations (https://www.elcompanies.com/investors/events-and-presentations) from its Capital Markets Experience: China Ecosystem Immersion event in Shanghai, China. During this event, the Company announced its fiscal 2030 ambition and discussed its long-term strategy to drive sustainable growth and strong profitability. Exhibit 99.1 through Exhibit 99.10 contain the Company’s press release from the event and presentation materials. The information set forth herein and in the exhibits is furnished but not filed.

The exhibits furnished hereto include certain non-GAAP measures. Refer to the exhibits for a discussion of the Company's non-GAAP measures and information on reconciliations between non-GAAP measures and the most directly comparable GAAP measures. The Company does not provide full reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because such reconciliations are not available without unreasonable effort. This is due to the inherent difficulty in forecasting with reasonable certainty certain amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to forecast with reasonable certainty all adjustments needed in order to provide forward-looking GAAP financial measures at this time. The amount of these adjustments may be material and, therefore, could result in forward-looking GAAP financial measures being materially different or less than forward-looking non-GAAP financial measures. These presentation materials also include statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially are included in the Company’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index below. The following exhibits are being furnished as part of this report:

Exhibit Index

Exhibit No.	Description

99.1	Press Release (Capital Markets Experience), dated November 4, 2026, of The Estée Lauder Companies Inc.

99.2	Beauty Reimagined: Turning Ambition into Action

99.3	Fueling the Next Generation of Consumer-Centric Growth

99.4	The Next China is Still China

99.5	Estée Lauder: Elevating Brand Leadership through Online Excellence and Innovation

99.6	La Mer: Reinforcing Luxury Skin Care Leadership through Experience and Innovation

99.7	M·A·C: Accelerating Growth through Youth Engagement and Trend-Led Innovation

99.8	The Ordinary: Scaling Next-Generation Engagement through Science and Locally Relevant Innovation

99.9	Fragrance: Advancing Luxury and Artisanal Fragrance through Signature Retail Experiences and Innovation

99.10	Travel Retail: A Window to the World

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	November 4, 2026	By:	/s/ Akhil Shrivastava
Akhil Shrivastava
Executive Vice President and Chief Financial Officer

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